UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 49.1%
CONSUMER DISCRETIONARY - 2.4%
Automobiles - 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$640,000	$624,204	(a)

Media - 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,397,675
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	564,348
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	230,000	254,672
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	650,166
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	43,211
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,432,258
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	300,000	293,375
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,007,286

Total Media				6,642,991

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,570,086

TOTAL CONSUMER DISCRETIONARY				8,837,281

CONSUMER STAPLES - 3.5%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,281,596
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	148,719
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,498,032
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,174,923

Total Beverages				4,103,270

Food & Staples Retailing - 1.0%
Kroger Co., Notes	3.900%	10/1/15	865,000	924,346
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	937,031
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	982,219
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	639,100

Total Food & Staples Retailing				3,482,696

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,320,000	1,493,872

Tobacco - 1.0%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	456,206
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	865,131
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,146,223
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,265,542

Total Tobacco				3,733,102

TOTAL CONSUMER STAPLES				12,812,940

ENERGY - 6.0%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	946,145
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,593,653

Total Energy Equipment & Services				2,539,798

Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	76,566
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,806,137
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	151,388
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,012,131
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	185,990
ConocoPhillips	5.200%	5/15/18	1,310,000	1,509,779
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,418,303
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	782,190
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	500,000	618,971
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	602,292
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,741,239
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	120,900	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,936,433
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	446,410

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	$520,000	$519,852
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	205,675
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	595,200
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,279,854
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,098,400
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,280,248
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	631,879

Total Oil, Gas & Consumable Fuels				19,019,837

TOTAL ENERGY				21,559,635

FINANCIALS - 27.9%
Capital Markets - 4.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	806,135
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,142,778	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,058,400	(b)(c)
Goldman Sachs Capital III, Preferred Securities	1.024%	9/1/12	2,590,000	1,582,179	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	101,437
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	40,497
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	40,000	41,234
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	218,201
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	74,111
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	417,092
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,002,050	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	389,550	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(b)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(b)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	15	(d)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,337,953
Morgan Stanley	7.300%	5/13/19	2,100,000	2,164,102
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,136,398
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	730,137
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,840,000	1,832,252

Total Capital Markets				15,075,177

Commercial Banks - 13.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	627,735
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,599,282	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	27,500	(b)(c)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,129,298	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	386,804	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	460,000	422,228	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	761,818	(a)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	767,015
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	800,000	749,707
BNP Paribas, Senior Notes	1.190%	1/10/14	690,000	643,556	(b)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	846,667	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,883,613	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	675,128	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,100,000	2,091,476	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.002%	7/21/14	400,000	390,225	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,063,125	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	899,114	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	3,410,000	3,377,585	(a)

Glitnir Banki HF	6.329%	7/28/11	120,000	31,200	(a)(b)(d)(e)(f)
Glitnir Banki HF, Notes	5.815%	1/21/11	4,430,000	1,151,800	(a)(b)(d)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	514,800	(a)(d)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	26,000	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(d)(e)(g)(h)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,536,830	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	$370,000	$323,908	(a)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(c)(d)(e)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	163,100	(a)(d)(e)(f)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,191,310
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	620,000	611,274
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	630,955	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,883,778	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	895,863	(a)(b)(c)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	320,000	319,349
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	640,000	611,815
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,600,000	1,504,736
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/17	1,310,000	1,337,462	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	742,509	(a)
Swedbank AB, Secured Bonds	2.950%	3/28/16	1,900,000	1,982,963	(a)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,990,106	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,126,846
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/28/11	708,000	580,560	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,872,200
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,070,429	(a)

Total Commercial Banks				47,441,669

Consumer Finance - 2.1%
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,013,169
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,072,524	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,389,044
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,352,678
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,130,000	1,110,589	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	551,289

Total Consumer Finance				7,489,293

Diversified Financial Services - 6.1%
Bank of America Corp., Senior Notes	4.875%	9/15/12	940,000	940,439
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	274,846
Bank of America Corp., Senior Notes	5.000%	5/13/21	450,000	401,469
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,385,243	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,155,406
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	772,865
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	488,306
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,328,602
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,366,554	(a)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,093,224
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,115,053
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	247,642
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,602,700	(b)
ILFC E-Capital Trust I	5.740%	12/21/65	250,000	173,800	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	280,000	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,433,575	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	495,752
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	791,872
JPMorgan Chase Capital XXII	6.450%	2/2/37	450,000	448,284
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,372,000	1,385,761	(b)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,166,331
SSIF Nevada LP, Senior Notes	0.949%	4/14/14	1,390,000	1,389,965	(a)(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	212,100	(a)
Total Capital SA, Senior Notes	4.450%	6/24/20	170,000	190,055
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,729,756	(a)

Total Diversified Financial Services				21,869,600

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	$250,000	$247,675
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	200,181	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	554,223
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	620,000	610,700	(a)
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,483,141	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,836,058
Suncorp-Metway Ltd., Senior Notes	1.749%	7/16/12	2,350,000	2,376,990	(a)(b)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	404,395	(a)

Total Insurance				7,713,363

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	495,000	496,425
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	714,850
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	48,170

Total Thrifts & Mortgage Finance				1,259,445

TOTAL FINANCIALS				100,848,547

HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	590,725
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	441,600

Total Health Care Equipment & Supplies				1,032,325

Health Care Providers & Services - 0.8%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	401,254
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,720,000
WellPoint Inc., Notes	5.875%	6/15/17	100,000	114,390
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	571,398
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	70,406

Total Health Care Providers & Services				2,877,448

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	290,650

TOTAL HEALTH CARE				4,200,423

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,518,211

Airlines - 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	588,836	594,724
US Airways Pass-Through Trust	6.850%	1/30/18	957,984	934,034	(g)

Total Airlines				1,528,758

Industrial Conglomerates - 0.3%
Tyco International Group SA, Notes	6.000%	11/15/13	578,000	632,804
United Technologies Corp., Senior Notes	4.500%	4/15/20	260,000	288,573

Total Industrial Conglomerates				921,377

Road & Rail - 0.7%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,542,842	(g)

TOTAL INDUSTRIALS				6,511,188

MATERIALS - 1.8%
Chemicals - 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,850,783
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	391,353
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	201,852

Total Chemicals				2,443,988

Metals & Mining - 1.1%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	835,600
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	106,432
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,112,098
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	606,851

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

	$00000000	$00000000	$00000000	$00000000
SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Vale Overseas Ltd., Notes	6.250%	1/23/17	$1,390,000	$1,506,760

Total Metals & Mining				4,167,741

TOTAL MATERIALS				6,611,729

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 0.9%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	254,377
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	517,494
Embarq Corp., Notes	7.082%	6/1/16	680,000	703,912
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,560,963

Total Diversified Telecommunication Services				3,036,746

Wireless Telecommunication Services - 1.7%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	879,970
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	499,622
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,094,042
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	1,480,000	1,539,728
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,139,000	2,160,390

Total Wireless Telecommunication Services				6,173,752

TOTAL TELECOMMUNICATION SERVICES				9,210,498

UTILITIES - 1.9%
Electric Utilities - 1.4%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,093,919
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	831,511
Exelon Corp., Notes	4.900%	6/15/15	530,000	573,668
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	172,668
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,601,299
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	866,960

Total Electric Utilities				5,140,025

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,546,142

TOTAL UTILITIES				6,686,167

TOTAL CORPORATE BONDS & NOTES (Cost - $190,853,647)				177,278,408

ASSET-BACKED SECURITIES - 11.3%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	13,191	13,065	(b)
Access Group Inc., 2005-B A2	0.504%	7/25/22	1,382,254	1,295,577	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,209,106	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.568%	10/25/30	509,154	323,115	(a)(b)
Bank of America Credit Card Trust, 2010-A1 A1	0.487%	9/15/15	2,440,000	2,448,614	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.307%	11/25/33	1,900,000	1,773,653	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,896,961
Countrywide Asset-Backed Certificates, 2002-BC1	0.846%	4/25/32	245,281	130,557	(b)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.646%	10/25/35	800,000	728,211	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.369%	11/15/36	2,354,380	1,787,104	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.626%	5/25/35	796,052	707,168	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.855%	1/25/35	1,320,000	1,177,135	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	855,798	910,192	(b)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	200,000	185,000	(b)(g)
Educational Funding of the South Inc., 2011-1 A2	0.922%	4/25/35	4,100,000	3,773,633	(b)
First Horizon ABS Trust, 2007-HE1 A	0.316%	9/25/29	621,111	449,864	(b)

	$00000000	$00000000	$00000000	$00000000

GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,900,000	1,915,200	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.195%	11/22/31	325,000	269,303	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.690%	2/20/32	325,000	212,587	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.689%	3/13/32	450,000	285,893	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	306,227	302,970	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	$1,980,000	$2,052,588	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	465,603	(a)
Illinois Student Assistance Commission, 2010-1 A3	1.174%	7/25/45	2,200,000	2,111,648	(b)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.446%	3/25/31	153,118	100,596	(b)
MSDWCC Heloc Trust, 2003-1 A	0.726%	11/25/15	179,385	171,137	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.540%	12/7/20	3,485,931	3,493,007	(b)
Penarth Master Issuer, 2011-1A A1	0.860%	5/18/15	520,000	519,327	(a)(b)
Quest Trust, 2005-X1 M1	0.718%	3/25/35	276,081	261,773	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	509,402	514,191	(b)
SLM Student Loan Trust, 2003-04 A5A	1.097%	3/15/33	1,668,934	1,593,310	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.097%	3/15/33	2,631,202	2,525,954	(a)(b)(g)
SLM Student Loan Trust, 2003-11 A6	0.637%	12/15/25	1,400,000	1,316,000	(a)(b)
SLM Student Loan Trust, 2005-7 A4	0.424%	10/25/29	1,000,000	919,361	(b)
SLM Student Loan Trust, 2011-B A1	1.079%	12/16/24	1,143,499	1,142,269	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.706%	6/25/35	401,050	379,402	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	625,356

TOTAL ASSET-BACKED SECURITIES (Cost - $41,236,295)				40,986,430

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.1%
ARM Trust, 2004-5 4A1	5.205%	4/25/35	458,965	427,821	(b)
Banc of America Funding Corp., 2005-B 2A1	2.892%	4/20/35	1,328,769	974,740	(b)
Bayview Commercial Asset Trust, 2005-1A A2	0.585%	4/25/35	949,266	672,176	(a)(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.746%	4/25/35	998,616	729,250	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.878%	10/25/35	1,188,197	827,031	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	3.242%	2/25/36	955,977	928,641	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.945%	9/25/34	320,026	181,191	(b)
Countrywide Home Loans, 2004-R1 1AF	0.635%	11/25/34	351,773	289,615	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.655%	7/25/36	494,559	420,727	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,457,269	829,927
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.801%	6/25/34	478,161	343,585	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.771%	2/25/48	1,298,254	1,300,295	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.921%	12/29/45	1,913,003	1,903,438	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2003-C1 A2	4.079%	5/10/36	420,000	431,773
Government National Mortgage Association (GNMA), 2010-H26 LF	0.560%	8/20/58	1,070,824	1,053,252	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.660%	11/20/60	3,023,105	2,991,967	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.686%	2/20/61	894,694	882,392	(b)(g)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.710%	3/20/61	490,957	486,919	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.671%	8/20/61	1,797,882	1,792,825	(b)(g)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	1,130,000	1,122,270	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.585%	1/25/35	335,013	277,211	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.712%	1/19/35	787,944	706,557	(b)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.546%	7/25/35	155,993	147,468	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.851%	11/25/37	1,655,362	1,253,343	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.416%	8/15/46	140,000	141,400	(g)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	1,120,000	1,136,623
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	133,000	140,369
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.836%	11/21/34	6,815,190	6,352,296	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATION - continued
MASTR ARM Trust, 2004-11 M1	0.826%	11/25/34	$772,866	$652,875	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.585%	5/25/35	293,728	232,450	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.544%	2/25/34	974,919	911,666	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.195%	4/25/35	300,948	266,810	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,102,808	1,128,595
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	972,969	981,706
SACO I Trust, 2007-VA1 A	8.763%	6/25/21	1,225,829	1,306,127	(a)(b)(g)
Sequoia Mortgage Trust, 2003-3 A1	0.516%	7/20/33	834,533	703,126	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.526%	5/19/35	1,252,130	1,010,817	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	128,000	136,322
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	166,598	148,690	(b)
WF-RBS Commercial Mortgage Trust, 2011-C4 A4	4.902%	6/15/44	280,000	294,112	(a)(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $39,049,763)				36,518,398

MORTGAGE-BACKED SECURITIES - 3.7%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.267%	1/1/19	4,800	4,826	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	19,092	21,424
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	12/1/34	652,108	683,081	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.740%	7/1/35	1,425,598	1,501,665	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	2,145	497

Total FHLMC				2,211,493

FNMA - 1.6%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	11,840	12,692
Federal National Mortgage Association (FNMA)	2.911%	3/1/18	8,951	9,060	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	17,734	20,858
Federal National Mortgage Association (FNMA)	2.460%	12/1/34	331,574	348,707	(b)
Federal National Mortgage Association (FNMA)	2.037%	1/1/35	1,759,169	1,841,673	(b)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,691,819
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,209	2,162

Total FNMA				5,926,971

GNMA - 1.5%
Government National Mortgage Association (GNMA)	4.000%	10/20/41	2,300,000	2,459,922	(i)
Government National Mortgage Association (GNMA), PO	2.076%	6/20/60	2,771,926	2,927,708	(b)

Total GNMA				5,387,630

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,296,792)				13,526,094

MUNICIPAL BONDS - 2.4%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	30,000	32,152

California - 0.3%
California State, GO	6.200%	10/1/19	450,000	512,716
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	70,000	75,690
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	74,320
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	20,756

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
California - continued
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	$370,000	$442,365

Total California				1,125,847

Georgia - 0.0%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	50,000	51,847

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	50,000	55,084
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	100,000	109,302
Illinois State, GO	5.665%	3/1/18	370,000	398,275
Illinois State, GO	5.877%	3/1/19	390,000	416,259

Total Illinois				978,920

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	62,021

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	110,000	111,961

North Carolina - 0.5%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.135%	7/25/25	1,900,000	1,835,115	(b)

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.176%	5/1/46	2,525,000	2,367,188	(b)(g)

Virginia - 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,102,086	2,104,944

TOTAL MUNICIPAL BONDS (Cost - $8,313,354)				8,669,995

SOVEREIGN BONDS - 1.9%
Canada - 0.5%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,620,000	1,844,593

Japan - 0.8%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,848,280

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,879,297	(a)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	265,950	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	15,330	16,629	(a)

Total Russia				282,579

TOTAL SOVEREIGN BONDS (Cost - $6,443,002)				6,854,749

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.4%
U.S. Government Agencies - 7.7%
Farmer Mac	3.000%	9/22/14	120,000	128,224
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,912,502	(a)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	1,971,000	2,017,107
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,385,863
Federal National Mortgage Association (FNMA), Bonds	1.250%	9/28/16	4,380,000	4,371,801
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,284,699
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,666,051
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,689,458
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,861,349

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Tennessee Valley Authority, Bonds	5.980%	4/1/36	$70,000	$97,674
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,396,148
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	4,053,035

Total U.S. Government Agencies				27,863,911

U.S. Government Obligations - 10.7%
U.S. Treasury Bonds	4.375%	11/15/39	390,000	501,394
U.S. Treasury Notes	0.125%	8/31/13	140,000	139,655
U.S. Treasury Notes	0.250%	9/15/14	1,240,000	1,233,899
U.S. Treasury Notes	1.000%	8/31/16	2,180,000	2,185,450
U.S. Treasury Notes	2.250%	7/31/18	1,620,000	1,709,605
U.S. Treasury Notes	1.500%	8/31/18	4,250,000	4,270,587
U.S. Treasury Notes	1.250%	9/30/18	3,760,000	3,741,787
U.S. Treasury Notes	3.125%	5/15/21	20,440,000	22,686,765
U.S. Treasury Notes	2.125%	8/15/21	2,060,000	2,096,380

Total U.S. Government Obligations				38,565,522

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $62,317,254)				66,429,433

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.8%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	3,270,197	3,297,532
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,739,390	3,173,414	(j)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,575,003)				6,470,946

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.38		6/15/12	51	24,225
Eurodollar Mid Curve 2-Year Futures, Put @ $98.50		12/16/11	50	3,750
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/16/11	25	3,750

TOTAL PURCHASED OPTIONS (Cost - $29,659)				31,725

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $367,114,769)				356,766,178

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agencies - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $629,792)	0.120%	1/10/12	$630,000	629,965	(k)

Repurchase Agreements - 1.2%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $4,320,014; (Fully collateralized by Federal Home Loan Bank 0.440% due 8/28/12; Market value - $4,406,400) (Cost - $4,320,000)	0.040%	10/3/11	4,320,000	4,320,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,949,792)				4,949,965

TOTAL INVESTMENTS - 100.1% (Cost - $372,064,561#)				361,716,143

Liabilities in Excess of Other Assets - (0.1)%				(268,876)

TOTAL NET ASSETS - 100.0%				$361,447,267

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2011.

(e)	Illiquid security.

(f)	The maturity principal is currently in default as of September 30, 2011.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.50	182	$47,775
Eurodollar Futures, Put	3/19/12	99.50	182	87,588
Eurodollar Futures, Put	6/18/12	99.50	51	27,094
Eurodollar Mid Curve 2-Year Futures, Put	12/16/11	98.25	25	937

TOTAL WRITTEN OPTIONS (Premiums received - $166,095)				$163,394

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$173,801,532	$3,476,876	$177,278,408
Asset-backed securities	—	40,801,430	185,000	40,986,430
Collateralized mortgage obligations	—	32,395,654	4,122,744	36,518,398
Mortgage-backed securities	—	13,526,094	—	13,526,094
Municipal bonds	—	6,302,807	2,367,188	8,669,995

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Sovereign bonds	—	$6,854,749	—	$6,854,749
U.S. government & agency obligations	—	66,429,433	—	66,429,433
U.S. treasury inflation protected securities	—	6,470,946	—	6,470,946
Purchased options	$31,725	—	—	31,725

Total long-term investments	$31,725	$346,582,645	$10,151,808	$356,766,178

Short-term investments†	—	4,949,965	—	4,949,965

Total investments	$31,725	$351,532,610	$10,151,808	$361,716,143

Other financial instruments:
Futures contracts	$163,823	—	—	$163,823
Credit default swaps on corporate issues - buy protection‡	—	$143,501	—	143,501

Total other financial instruments	$163,823	$143,501	—	$307,324

Total	$195,548	$351,676,111	$10,151,808	$362,023,467

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$163,394	—	—	$163,394
Futures contracts	117,009	—	—	117,009
Credit default swaps on corporate issues - sell protection‡	—	$119,664	—	119,664
Credit default swaps on credit indices - sell protection‡	—	158,767	—	158,767

Total	$280,403	$278,431	—	$558,834

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of December 31, 2010	$0	*	$292,739	$3,100,000	$2,433,750	$5,826,489
Accrued premiums/discounts	—		(25)	0 *	5,683	5,658
Realized gain (loss)(1)	—		(41)	2,854	25,441	28,254
Change in unrealized appreciation (depreciation)(2)	—		63,699	(17,218)	127,314	173,795
Net purchases (sales)	—		(33,257)	(269,019)	(225,000)	(527,276)
Transfers into Level 3	3,476,876		185,000	1,306,127	—	4,968,003
Transfers out of Level 3	—		(323,115)	—	—	(323,115)

Balance as of September 30, 2011	$3,476,876		$185,000	$4,122,744	$2,367,188	$10,151,808

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	—		—	$(17,218)	$127,314	$110,096

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the total notional value of all credit default swaps to sell protection is $8,410,942. This

Notes to Schedule of Investments (unaudited) (continued)

amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held credit default swaps and written options with credit related contingent features which had a liability position of $441,825. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,381,934
Gross unrealized depreciation	(26,730,352)

Net unrealized depreciation	$(10,348,418)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	26	3/12	$6,465,960	$6,461,651	$(4,309)
90-Day Eurodollar	26	9/12	6,453,610	6,462,300	8,690
U.S. Treasury 10-Year Notes	126	12/11	16,256,941	16,391,813	134,872
U.S. Treasury 30-Year Bonds	1	12/11	137,191	142,625	5,434

					144,687

Contracts to Sell:
90-Day Eurodollar	26	3/13	6,430,366	6,461,000	(30,634)
90-Day Eurodollar	51	9/13	12,568,484	12,650,550	(82,066)
U.S. Treasury 2-Year Notes	70	12/11	15,427,226	15,414,219	13,007
U.S. Treasury 5-Year Notes	24	12/11	2,941,445	2,939,625	1,820

					(97,873)

Net unrealized gain on open futures contracts					$46,814

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	650	$167,316
Options written	1,875	726,394
Options closed	(1,923)	(705,913)
Options expired	(162)	(21,702)

Written options, outstanding September 30, 2011	440	$166,095

At September 30, 2011, the Fund held TBA securities with a total cost of $2,448,063.

At September 30, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Deutsche Bank AG (Metlife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	3.53%	1.000% quarterly	$(119,664)	$(34,509)	$(85,155)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.000% quarterly	$37,993	$2,233	$35,760

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	$76,905	$9,364	$67,541
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	7,674	(712)	8,386
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	2,092	(115)	2,207
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	11,513	940	10,573
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	7,324	1,081	6,243

Total	$1,170,000			$143,501	$12,791	$130,710

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (CDX. NA. IG HVOL. 4)	$7,550,942	6/20/12	1.000% quarterly	$(158,767)	$(11,994)	$(146,773)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$31,725	$(163,394)	$163,823	$(117,009)	—	$(84,855)
Credit Contracts	—	—	—	—	$(134,930)	$(134,930)

Total	$31,725	$(163,394)	$163,823	$(117,009)	$(134,930)	$(219,785)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Purchased options	$27,276
Written options	99,553
Futures contracts (to buy)	53,765,360
Futures contracts (to sell)	44,294,269

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,299,000
Credit default swap contracts (to sell protection)	8,140,942

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 22, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: November 22, 2011